Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT
TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Liana Pogosyan, certify that:
1.I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Xos, Inc.; and
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 18, 2025	/s/ LIANA POGOSYAN
Liana Pogosyan
Acting Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)